Rule 497(k)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(The “Trust”)

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
(The “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 2, 2019
AND SUMMARY PROSPECTUS
DATED MAY 8, 2019

DATED NOVEMBER 4, 2019

Notwithstanding anything to the contrary in the Fund's prospectus, summary prospectus or statement of additional information, on or about January 2, 2020, the Fund's principal investment strategies will be revised in the following manner:

1. The Fund may invest up to 50% of its net assets invested in fixed income investments in non-agency, non-government-sponsored entity securities and privately-issued mortgage-related and other asset-backed securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.

2. The Fund may also invest up to 25% of its net assets in over-the-counter derivatives that are used to reduce currency, interest rate or credit risk arising from the Fund's investments, but will limit the gross notional exposure of its over-the-counter derivatives positions (other than those used to hedge the Fund's portfolio against currency, interest rate or credit risk) to 20% of its net assets. The Fund may utilize such derivatives to enhance returns, hedge some of the risks of its investments in securities, as a substitute for, or to gain exposure to, a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE